Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Prepayments and Other Current Assets
Input value added tax ("VAT")	¥ 3,012,307		¥ 2,704,180
Prepaid expenses	93,627		102,438
Accrued interest income	402,839		135,096
Deposits	182,522		104,408
Others	638,369		726,255
Total	¥ 4,329,664	$ 593,162	¥ 3,772,377